NAREIT Institutional Investor Forum
June 2009

• 15-Year Track Record
 – Exclusively Multifamily
 – Top-Tier Returns to Shareholders
 – Value Investor, Strong Operator
 – Stable Leadership
• High Quality Portfolio
 – 144 Communities; 42,252 Units
 – Younger Portfolio than Sector Average
• Diversified in High Growth Region
 – Focus on High Growth Sunbelt Region
 – Primary/Secondary Market Strategy
 – Proven More Recession-Resistance
• Strong Balance Sheet
 – Debt/Gross Assets 50%
 – Refinancing Covered Out to 2011
 – Strong Dividend Pay-Out Ratio
 – Strong Interest Coverage Ratio
 – Capacity to Pursue Opportunities
Talus Ranch, Phoenix, AZ
Providence at Brier Creek, Raleigh, NC
Strong Public Company Platform

FFO/Share
$4.00
$3.50
$3.00
$2.50
$2.00
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
Sector Mean
MAA

$4.00
$3.50
$3.00
$2.50
$2.00
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
FFO/share
AFFO/share
Dividend

Out-Performing Sector
MAA compounded
annual FFO growth
has been 3.5% versus
the sector average
of 0.9%
Steady FFO growth
has generated healthy
growth in AFFO
(FFO minus recurring
capital expenditures);
resulting in one of the
top-tier dividend pay-out
ratios and balance sheets.

Edge at Lyon’s Gate, Phoenix, AZ
Eagle Ridge, Birmingham, AL
Record First Quarter
• FFO of $1.01, up 5% from
 Q1 2008, and a record
• Physical occupancy ended
 Q1 at 95.5%, up from 93.5%
 at year end
• Same store NOI was down
 1.1% on weaker pricing, but
 better than planned
• Resident turnover declined
 7%, move-outs to home
 buying declined 31%
• Record Fixed Charge
 Coverage at 2.77

Expect deep losses 2009; 2010 flat; 2011 recovery

Year-Year Change in Employment (000)
5,000
4,000
3,000
2,000
1,000
0
-1,000
-2,000
-3,000
-4,000
-5,000
-6,000
-7,000
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
Actual

Source: Witten Advisors, Presentation at NMHC Research Forum,
March 31, 2009, “Update on the Apartment Markets: The Macro View,”
Source - U.S. Bureau of Labor Statistics, forecast by Witten Advisors.
For informational purposes only.  Do not use or disclose this information for any purpose other than within the context of this presentation.
Outlook for Apartment Leasing

MF rental starts will set a post-WWII low

300,000
250,000
200,000
150,000
100,000
50,000
0
Units, trailing 12 months
Actual Starts
1Q91
1Q93
1Q95
1Q97
1Q99
1Q01
1Q03
1Q05
1Q07
1Q09
1Q11

Predicted starts based on return on new development relative to U.S. Treasuries and inflation, availability of debt and equity financing

Source: Witten Advisors

Source: Witten Advisors, Presentation at NMHC Research Forum,
March 31, 2009, “Update on the Apartment Markets: The Macro View,”
Source - U.S. Bureau of Labor Statistics, forecast by Witten Advisors.
For informational purposes only.  Do not use or disclose this information for any purpose other than within the context of this presentation.
Outlook for Apartment Leasing

U.S. Homeownership Rate
Quarterly
1990 - 2008
70%
68%
66%
64%
62%
60%
'90
'92
'94
'96
'98
'00
'02
'04
'06
'08

• Current Homeownership Rate = 67.5%
• Every 1% Decline = 1.1 million renter households
Source: Raymond James & Associates, Inc., U.S. Housing
and Homebuilding Outlook, April 2009
A return to the historical average U.S. home ownership rate
has significantly positive implications for
the apartment/rental housing market.
Outlook for Apartment Leasing

100%
95%
90%
85%
Occupancy
10%
5%
0%
-5%
Annual Effective Rent Growth
1Q 1995
1Q 1996
1Q 1997
1Q 1998
1Q 1999
1Q 2000
1Q 2001
1Q 2002
1Q 2003
1Q 2004
1Q 2005
1Q 2006
1Q 2007
1Q 2008
1Q 2009
1Q 2010
1Q 2011
Occupancy
Occupancy Forecast
Rent Growth
Rent Growth Forecast

Outlook for Apartment Leasing
Source: Witten Advisors
Weak employment trends will result in meaningful moderation
in revenue growth in 2009 and first half of 2010. Late 2010
and into 2011 recovery looks to be very strong.
For informational purposes only.  Do not use or disclose this information for any purpose other than within the context of this presentation.

MAA’s ability to continue strong performance…through the
weaker part of the cycle as well as in the strong recovery
period to follow…is driven by a few key variables.
Silverado, Austin, TX
Well Positioned for 2009
• Focus on High Growth Sunbelt Region
 with Strong Diversification
• Secondary markets provide support
 during cyclical employment downturns
• Proven Strong Operating Platform
• Well Positioned and Strong Balance
 Sheet
• Disciplined Capital Deployment Practices

Lighthouse Court, Jacksonville, FL
Georgetown Grove, Savannah, GA
Well Positioned For 2009
• Unit interior initiative: 7,000 units completed
 in the last three years
• Lease-up and new development projects
 reduced 2008 FFO by $0.16/share, reduced
 to $0.07 in 2009
• 2009 development expenditures limited to
 $9 million
• Other new initiatives in 2009 expected to
 drive incremental $0.05+ FFO/share
 – Bulk Cable Program roll-out
 – Utility Billing Program changes (fees and billing
 platform)
 – Fully automated web-based leasing
• Company in position to take full advantage
 of reduced interest rates (24% of debt is
 floating rate)
 – MAA’s latest Fannie Mae variable rate debt costs
 1.26%
 – MAA’s Fannie/Freddie $1.35 billion credit facilities
 have locked spreads
 – 1/3 capped

- Positive demographic flows
- Positive migration, immigration flows
- Low business/living costs
- Pro-business regulatory environment
- Good access to global markets
- Increasing port of entry for imports
- Good transportation infrastructure
- Access to skilled labor
- Diversified industrial base with exposure to
  - Financial industries
  - Health/education
  - Global trade
  - Leisure travel
  - High tech
  - Logistics
  - Manufacturing

National MSA Average	1.1%
Sunbelt Region MSA Average	1.5%
Employment Growth Projections 2009 - 2013
Annual Compounded Growth Rates
MAA in 7 of the top 10 projected “Echo Boom Household” Markets:
Dallas, Houston, Atlanta, Phoenix, Austin, South FL, Orlando.
Source: Economy.com
Focus on High Growth Sunbelt

2009 Job Growth Changes by Month
1.005
1.000
0.995
0.990
0.985
0.980
Jan
Feb
Mar
National
All MAA

Source: BLS
By diversifying across both primary and select secondary markets
MAA is better able to withstand the down part of the cycle,
deliver strong results in the up part of the cycle, and capture lower risks and volatility over the full cycle.
Diversified For Full Cycle

Watermark, Dallas, TX
Grand Reserve, Lexington, KY
Strong Balance Sheet Position
• $104 MM new equity raised in
 2008 at $53 net/share
• $175 MM of capacity in
 Agency/Bank credit facilities
• 2009 debt maturities refinanced
 April 1
•  2010 maturities only $50MM
 (bank line) to be renewed
• Fixed rate/swap maturities are
 well laddered

70.0%
68.0%
66.0%
64.0%
62.0%
60.0%
58.0%
56.0%
54.0%
52.0%
50.0%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009F
Debt/Gross Assets
Debt+Pref/Gross Assets

• Superior Ratios
 – Fixed Charge
 – Payout Ratio
 – Leverage
• Only $9MM of development
 funding planned for 2009
• Agency loan maturities well
 laddered 2011 - 2018
	MAA	Median
Fixed charge coverage	2.77	2.14
FFO Payout ratio 2008	66%	79%
FFO Payout ratio 2009F	69%	84%
Debt/Gross Assets	51%	54%
Sources: Sector Median reported by KeyBanc 4-17-09 MAA: Fixed charge coverage and debt//gross assets as reported for Q1 09.
Capital Structure - 12/31/2008
Common
44%
6%
Preferred
Debt
50%
Agency
Debt
89%
Other Debt
11%
Strong Balance Sheet Position

Grand Courtyards, Dallas, TX
Lanier Club, Atlanta, GA
External Growth Opportunities
• Improving opportunities for
 attractive acquisitions
 – A number of distressed markets
 – Distressed lease-ups
 – Failed condo/condo conversions
 – Pending refinancing requirement
• MAA has balance sheet capacity
 – Credit facilities in place at pre-crisis
 pricing
 – Lowest leverage since the IPO
• Fund Management
 – New $250MM (total investment) Value-
 Add fund targeted for 2009
 – Proceeding with contract negotiation
 – MAA share 33%
 – Focus on existing MAA foot-print
 – 7+ year-old assets, 6-year hold
 – Hope to be fully invested in 24 months

Forecast 2009
• Weak employment market continues (national unemployment 9% - 10%)
• Resident turnover continues show encouraging trend
 – Down to 49.5% in Q1 from 53.1% a year ago
 – Reduced move-outs to buy a home
• Some market weakness partially offset by initiatives
 – New revenue-generating initiatives
 – Same store net operating income declines 4% to 6%
 – $75 MM wholly-owned acquisitions (new properties); $30MM asset sales
 – $75 MM JV-owned acquisitions
 – G&A before F&E taxes reduced 8.5% over 2008
• Strong financial position helps results
 – Average interest cost remains at very low 4.4%
 – Dividend maintained at $2.46
 • 69% FFO pay-out ratio (2009 sector median 84%)
 • 85% AFFO payout ratio (2009 sector median 104%)
• FFO at $3.47 - $3.67, down 4.3% at mid-point as compared to 2008
• Strong recovery begins late 2010/early 2011

Village Oaks, Tampa, FL
Prescott, Atlanta, GA
MAA Offers An Attractive Value
• Sells at an implied price per unit of
 $59k - $61k
 – Replacement value of $110k - $120k
 – $110k/unit generates price/share of
 $105
• Sells at an implied cap rate of 7.6
 – 6.0 to 7.0 cap rate generates a
 price/share of $42 to $54
• MAA is arguably the most
 recession resistant
 – Market mix
 – No development
 – Balance sheet strength
 – Superior dividend coverage
• Relative to size and balance sheet
 capacity, MAA offers one of the
 more compelling external growth
 stories in the sector

Kirkwood, Houston
✓ MAA Is a Proven Platform
 • 15 Years of Success as Public Company
 • Strong Operating Platform
 • Top-Tier Performance for Shareholders
 • More Recession-Resistant
 • Record Results Q109
✓ Opportunity to Invest After Significant Sector
 Sell-Off and Ahead of Recovery
✓ Young Portfolio with Growth Upside
✓ Portfolio Strategy Provides Stable and High Risk
 -Adjusted Earnings Platform
✓ Disciplined Capital Allocation Drives High
 Quality of Earnings
✓ Strong Coverage Ratios
✓ Minimal Refinancing Exposure
✓ Solid Balance Sheet Has Company Well
 Positioned for Current Capital Markets Turmoil
✓ In Strong Position to Pursue Attractive
 Investment Opportunities
✓ Attractive Value, Yield
St. Augustine, Jacksonville, FL
Summary

Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private
Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition, acquisitions which may not achieve anticipated results and other risk factors discussed in documents filed with the Securities and Exchange Commission from time to time including the Company’s Annual Report on
Form 10-K and the Company’s Quarterly Report on Form 10-Q. The statements in this presentation are made based upon information currently known to management and the company assumes no obligation to update or revise any of its forward-looking statements.
Watermark, Dallas, TX
Safe Harbor Disclosure